Supplement dated November 26, 2013 to the Wilmington Funds

Prospectus dated August 31, 2013 (the “Prospectus”)

Effective November 26, 2013, the information in the Prospectus with respect to the Wilmington Prime Money Market Fund, Wilmington U.S. Government Money Market Fund, Wilmington U.S. Treasury Money Market Fund, and Wilmington Tax-Exempt Money Market Fund (the “Wilmington Money Market Funds”) will be amended as follows:

Management’s Voluntary Waiver

Wilmington Funds Management Corporation, the investment advisor to the Wilmington Money Market Funds (the “Funds”), has voluntarily agreed to reduce its advisory fee and/or reimburse certain of the Funds’ operating expenses, and/or certain class-specific fees and expenses, in an effort to maintain the current yield for each share class of the Funds at or above zero. The fee waiver does not take into consideration acquired fund fees and expenses, taxes or extraordinary items. Any such waiver or expense reimbursement may be modified or discontinued at any time without notice.

The following amends and replaces information in the sub-section entitled “Management of the Fund” on pages 74, 77, 79, and 82 of the Prospectus:

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc.

Wilmington Funds Management Corporation has voluntarily agreed to reduce its advisory fee and/or reimburse certain of the Fund’s operating expenses, and/or certain class-specific fees and expenses, in an effort to maintain the current yield of each share class at or above zero. The fee waiver does not take into consideration acquired fund fees and expenses, taxes or extraordinary items. Any such waiver or expense reimbursement may be modified or discontinued at any time without notice.

Please keep this Supplement for future reference.

SP-WT-PRO-001-1113